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                                                                    Exhibit 23.4

                        CONSENT OF INDEPENDENT AUDITORS

       We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form SB-2 of our report dated May 7, 1997 (except for Notes 1 and 12 as to which the date is January 12, 1998) relating to the financial statements of Capitol Metals Co., Inc. which appear in such Prospectus.


                            GUMBINER, SAVETT, FINKEL, FINGELSON & ROSE, INC.




Santa Monica, California
August 5, 1998